[TETON MOUNTAIN GRAPHIC OMITTED]
                  THE GABELLI
                  CONVERTIBLE
                  SECURITIES
                  FUND, INC.

THIRD QUARTER REPORT
SEPTEMBER 30, 2001

                  [TETON MOUNTAIN GRAPHIC OMITTED]
                  THE GABELLI
                  CONVERTIBLE
                  SECURITIES
                  FUND, INC.

        Our cover icon represents the underpinnings of Gabelli.
        The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                   THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      Although last quarter the U.S. economy appeared poised for recovery, the terrorist attacks in September have thrown the timing and extent of any rebound into doubt. Markets reacted accordingly. Global equities fell, the dollar weakened, credit spreads widened, and Treasury bonds rallied. The markets have priced in additional uncertainty and risk. These events were offset by aggressive interest rate cuts and sizable fiscal spending packages. Although meaningful, these remedies will take time to work. In the meantime, we remain focused on companies with strong balance sheets, franchise value, and healthy cash flow. These companies will be able to weather the storm and gain market share once the recovery takes hold.

                                                [PHOTO OF MARIO GABELLI OMITTED]
                                                [TETON MOUNTAIN GRAPHIC OMITTED]
                                                                   THE GABELLI
                                                                   CONVERTIBLE
                                                                   SECURITIES
                                                                   FUND, INC.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Convertible Securities Fund's (the "Fund") net asset value ("NAV") total return fell 3.74% after adjusting for the reinvestment of the $0.20 per share distribution paid on September 24, 2001. The Standard & Poor's ("S&P") 500 Index and the Lipper Convertible Securities Fund Average fell 14.67% and 11.89%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. The Fund rose 2.01% over the trailing twelve-month period after adjusting for the reinvestment of the $1.30 per share in distributions. The S&P 500 Index and Lipper Convertible Securities Fund Average declined 26.61% and 23.34%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 6.86% annually, including reinvestments of $3.25 per share in distributions. The S&P 500 Index and Lipper Convertible Securities Fund Average had average annual total returns of 2.03% and 7.58%, respectively, over the same three-year period. For the five-year period ended September 30, 2001, the Fund's total return averaged 7.46% annually, including reinvestments of $5.185 per share in distributions, versus average annual total returns of 10.23% and 7.59% for the S&P 500 Index and Lipper Convertible Securities Fund Average, respectively.

      Since inception on July 3, 1989 through September 30, 2001, the Fund had a cumulative total return of 181.90%, including adjustments of $11.566 per share for distributions, which equates to an average annual total return of 8.82%.

      The Fund's common shares ended the third quarter at $11.00 per share on the New York Stock Exchange, a premium to the net asset value of 12.02% and a total return of 4.31% for the third quarter. The Fund's common shares rose 27.28% over the trailing twelve-month period after adjusting for all distributions.

CORPORATE GOVERNANCE - GCV TRADING AT A PREMIUM!

      In past reports, we have outlined several management initiatives that the Board of Directors has taken to increase the Fund's public market price to a level equal to or exceeding the Fund's net asset value. These initiatives included a stock repurchase plan, a managed 8% Distribution Policy, and the issuance of preferred stock.

Additionally, when the Fund converted to closed-end status in March 1995, we expressed our intent to have the Fund's common shares track the Fund's net asset value.

      We are happy to report to you that the public market price continues to be at a premium to the net asset value. As of the writing of this shareholder letter (October 31, 2001), the Fund's shares were trading at a premium of 8.61% to the Fund's net asset value. This is a testament to our pro-active shareholder initiatives and the consistency of our performance over time.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                              QUARTER
                                            ----------------------------------
                                              1ST      2ND      3RD      4TH      YEAR
                                              ---      ---      ---      ---      ----
  2001:   Net Asset Value ...........       $10.16   $10.40    $9.82     --        --
          Total Return ..............         3.4%     4.3%    (3.7)%    --        --
-----------------------------------------------------------------------------------------
  2000:   Net Asset Value ...........       $11.32   $11.16   $10.93   $10.02   $10.02
          Total Return ..............         1.3%     0.6%    (0.1)%   (1.8)%    0.0%
-----------------------------------------------------------------------------------------
  1999:   Net Asset Value ...........       $11.45   $12.13   $11.67   $11.40   $11.40
          Total Return ..............         1.8%     7.8%    (2.0)%    1.7%     9.4%
-----------------------------------------------------------------------------------------
  1998:   Net Asset Value ...........       $11.87   $11.66   $10.96   $11.45   $11.45
          Total Return ..............         5.3%     0.0%    (4.2)%    7.4%     8.3%
-----------------------------------------------------------------------------------------
  1997:   Net Asset Value ...........       $11.13   $11.38   $11.81   $11.48   $11.48
          Total Return ..............         1.7%     3.5%     5.0%     2.8%    13.5%
-----------------------------------------------------------------------------------------
  1996:   Net Asset Value ...........       $11.28   $11.33   $11.23   $11.08   $11.08
          Total Return ..............         3.6%     1.6%     0.3%     2.6%     8.4%
-----------------------------------------------------------------------------------------
  1995:   Net Asset Value ...........       $11.14   $11.51   $11.64   $11.01   $11.01
          Total Return ..............         5.1%     5.2%     3.0%     1.1%    15.0%
-----------------------------------------------------------------------------------------
  1994:   Net Asset Value ...........       $11.54   $11.39   $11.60   $10.60   $10.60
          Total Return ..............         0.2%    (1.3)%    1.8%    (0.9)%   (0.2)%
-----------------------------------------------------------------------------------------
  1993:   Net Asset Value ...........       $12.07   $12.36   $12.75   $11.52   $11.52
          Total Return ..............         5.4%     2.4%     3.2%     1.5%    13.1%
-----------------------------------------------------------------------------------------
  1992:   Net Asset Value ...........       $11.29   $11.52   $11.90   $11.45   $11.45
          Total Return ..............         3.5%     2.0%     3.3%     3.6%    13.0%
-----------------------------------------------------------------------------------------
  1991:   Net Asset Value ...........       $11.06   $11.27   $11.57   $10.91   $10.91
          Total Return ..............         5.6%     1.9%     2.7%     1.8%    12.5%
-----------------------------------------------------------------------------------------
  1990:   Net Asset Value ...........       $10.56   $10.68   $10.56   $10.47   $10.47
          Total Return ..............         1.5%     2.1%    (1.1)%    3.8%     6.3%
-----------------------------------------------------------------------------------------
  1989:   Net Asset Value ...........          --       --    $10.54   $10.51   $10.51
          Total Return ..............          --       --      5.4%(b)  0.8%     6.3%(b)
-----------------------------------------------------------------------------------------


                 Average Annual Returns - September 30, 2001 (a)
--------------------------------------------------------------------------------
              1 Year ........................................ 2.01%
              5 Year ........................................ 7.46%
              10 Year ....................................... 8.49%
              Life of Fund (b) .............................. 8.82%
--------------------------------------------------------------------------------


(a) Based on initial net asset value of $10.00. Total returns and average annual returns reflect changes in net asset value and reinvestment of distributions and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on July 3, 1989.

(c) The Fund converted to closed-end status on March 31, 1995.
--------------------------------------------------------------------------------

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long-term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Convertible Securities Fund and for over 24 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPHIC OF TRIANGLE OMITTED]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates.

      Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The convertible market, as measured by the Merrill Lynch All Convertible Index, fell 8.9% during the third quarter reflecting the decline in the equity markets caused by the terrorist attacks on September 11th. This compared to a 14.7% decline in the S&P 500. Year to date, convertibles have demonstrated their defensive qualities by falling 10.7% versus a decline of 20.4% by the S&P 500. The average convertible now has a conversion premium of 78% (up from 37% at the start of the year), a current yield of 4.0% (versus 4.5%) and a credit rating of BBB- (versus BB+). Ironically, current yield has fallen even as the conversion premium has risen because of the rapid rise of zero-coupon contingent conversion convertibles. These issues are typically investment grade, which explains why the average credit quality of the market has also improved. Zeros now make up 34% of the domestic convertible market versus 23% at the beginning of the year.

      In the wake of the attacks, the market acted accordingly. Equity prices fell, credit spreads widened and Treasuries rallied. This trend was also reflected in the convertible market. Investment grade convertibles did well slipping by only 4.5% in the quarter while speculative grade convertibles fell 13.9% as credit spreads widened by over 100 basis points in the single-B credit range.

      Price depreciation and a frozen new issue calendar caused the size of the market to fall from $190 billion in August to $180 billion at the end of the quarter. The U.S. market remains the largest in the world constituting 41.1% of the total global capitalization of $425 billion. Domestic new issuance is up 60% this year to $75 billion while redemptions are about half of last year's pace at $29 billion. Redemptions are expected to accelerate over the next twelve-months as many zeros approach their put dates.

      The best performing sector in the convertible market during the third quarter was Consumer Staples (+ 6.7%), while Utilities were the worst performing (-19.35%). Other negative sectors included Media (-15.8%), Transportation (-13.7%), and Technology (-13.1%). Year to date, four out of twelve sectors remain positive. Materials (+17.21) led on by the Precious Metals Group (+44.2%), Consumer Staples (+10.9%), Consumer Discretionary (+7.93%), and Industrials (+4.9%).

COMMENTARY

UP FROM GROUND ZERO

      As we prepare this letter, we are working diligently to assess all the economic and investment ramifications of the tragic events of September 11 and America's new war against terrorism. We can already make some general observations. First, the economy will very likely dip into recession in the coming quarters. Second, a corporate profit recovery will be postponed. Third, the stock market will rapidly discount all the bad news resulting from this crisis and find a bottom faster than it might have if the economy had simply continued to limp along.

      Prior to September 11, the economy had been struggling, supported only by the American consumer. With consumer confidence plummeting following the terrorist attacks, the economy will very probably go into recession. However, we believe the Federal Reserve's response to this crisis along with fiscal stimulus from a unified Congress will put a floor under the economy and lay the groundwork for a recovery in the latter half of 2002. The corporate profit recovery, which we anticipated would begin in first half 2002, may be pushed back several quarters as well.

      Where does this leave the equities market? Over the short-term, probably in limbo. Before the terrorist attacks, we were already well into a bear market, sparked initially by excessive equities valuations in the technology sector and compounded by a decline in capital spending that eroded earnings in a wider variety of industries. Now, the economic uncertainty and lack of earning visibility that has plagued the market has been supplanted by fear - ironically, the most necessary ingredient for a bear market bottom. Have we hit bottom yet? Perhaps. However, we will be surprised (certainly pleasantly) if the strong gains in the last week of September hold. We suspect the market to retest the lows made in the week following the terrorist attacks before stabilizing. At this point, the market should have a solid base to build upon.

      The corporate bond market (remember as hybrid securities, convertible prices are influenced by trends in the equities and corporate bond markets) has also been under pressure due to concern that a recession would have a negative impact on credit quality. As aforementioned, we believe the Federal Reserve and a cooperative Congress will work diligently to prevent a serious or prolonged recession. If this proves to be the case, most American corporations will have sufficient cash flow to honor their debt obligations, and corporate bonds will be poised for a recovery.

INVESTMENT SCORECARD

      Leading telecommunications companies, namely Sprint Corp. and Bell Atlantic, generated respectable returns this quarter. The securities of two portfolio companies in the final stages of being acquired, Ralston Purina and RGS Energy, also performed well. Not surprisingly, our investment in defense contractor Northrop Grumman was rewarded. Leading garbage hauler Waste Management also closed the quarter with a modest gain. Finally, our substantial cash reserves helped cushion performance.

      Investments in media companies, including Times Mirror, Metromedia International Group, News America Holdings, and Granite Broadcasting, were among the portfolio's biggest casualties, as investors began anticipating a sharp decline in advertising spending. Wireless communications service providers Nextel and U.S. Cellular also declined sharply, due in part to the fact that cellular telephone systems were not as reliable as wireline systems during the crisis.

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equity and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive workouts) when appropriate. We purchased mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations, primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on lower risk transactions.

      Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

      We borrow a quote from Warren Buffet to explain our occasional use of risk arbitrage in the Fund; "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value-oriented discipline. At the same time, a sampling of our convertible securities has been called by their issuers and we either receive cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations that were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend that we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (5.00% CV. PFD.) will soon become the country's largest independent local exchange carrier with about 3 million access lines once it completes several acquisitions of over 2 million lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, the company will reposition itself as a pure telecommunications company. Citizens also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $0.46 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's third largest lodging company. Hilton's hotel system includes approximately 1,965 properties totaling over 325,000 rooms worldwide. Of such properties, the Company owned an interest in and operated 138 hotels, managed 206 hotels owned by others, leased 21 hotels, owned 25 timeshare properties, and franchised 1,575 hotels owned and operated by third parties. All of these hotels are located in the United States, with the exception of 10 hotels in which the Company owns an interest and/or manages and 33 hotels franchised by the Company. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites, Hampton, Homewood Suites by
Hilton, Red Lion, Conrad and Harrison Conference Centers. Flagship properties include the Waldorf-Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa and the Palmer House Hilton. HLT formalized a marketing alliance with British company, Hilton Group plc (HG - $2.69 - London Stock Exchange) (owner of Hilton International), in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties were spun-off into a new company, Park Place Entertainment (PPE - $7.33 - NYSE), on December 31, 1998.

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

ROBBINS & MYERS INC.  (SUB.  DEB.  CV.,  6.50%,  09/01/03)  is an  international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as specialty chemicals, pharmaceuticals, water treatment, oil and gas, and food and beverage. In August 2001, the company completed the acquisition of Romaco, a $150 million manufacturer of packaging, printing and processing of pharmaceutical products. Romaco provides horizontal integration to Robbins' mixer and vessel businesses and the acquisition is expected to be accretive to earnings in fiscal 2002 ending August 30. With Romaco, 40% of Robbins & Myers revenues are in the pharmaceutical market that is generally stable, with an average 6-8% rate of growth. The company's remaining businesses are in specialty chemical (26%), energy (20%), water and wastewater (4%) and other industries. The energy business continues to remain strong with higher oil and natural gas prices but specialty chemicals are still weak due to lower industrial demand. A turnaround in the chemical market and management's wise use of its strong cash flow makes Robbins & Myers an attractive investment.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A) is a global manufacturer and distributor of a wide range of protective and specialty packaging materials and systems for industrial, food and consumer products. Sealed Air is a strong free cash flow generator, which will be used to pay down debt, make niche acquisitions, and buy back stocks.

SEQUA CORP. ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical and printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of overhaul and repair to jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions - engine management and temperature control - and believes it is the number one supplier to the North American aftermarket in each of these lines.

USA NETWORKS INC. (SUB. DEB. CV., 7.00%, 07/01/03), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and cable television. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the
Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player. USA recently announced a deal to purchase the majority of Expedia Inc. (EXPE - $24.29 - Nasdaq), a travel oriented website, from Microsoft (MSFT - $51.17 - Nasdaq).

WASTE MANAGEMENT INC. (SUB. DEB. CV., 4.00%, 02/01/02) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator, and owner of waste-to-energy facilities in the U.S.

STOCK REPURCHASE PLAN

      The Gabelli Convertible Securities Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. Through September 30, 2001, a total of 305,200 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Convertible Securities Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Convertible Securities Fund distributed $0.20 per share on September 24, 2001. The next distribution is scheduled for December 2001.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Convertible Securities Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on September 26, 2001 of $0.50 per share. For the twelve-months ended September 30, 2001, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for December 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                WHEN
                         ---
      Special Chats:     Mario J. Gabelli   First Monday of each month
                         Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         NOVEMBER           DECEMBER           JANUARY
                         --------           --------           -------
      1st Wednesday      Linda Calkin       Caesar Bryan       Walter Walsh
      2nd Wednesday      Walter Walsh       Ivan Arteaga       Linda Calkin
      3rd Wednesday      Laura Linehan      Tim O'Brien        Tim O'Brien
      4th Wednesday      Barbara Marcin     Barbara Marcin     Caesar Bryan
      5th Wednesday                                            Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The mettle of the financial markets was severely tested during crisis conditions resulting from the spread of terrorism to our shores. They passed with flying colors. The resolve of the American people and our elected officials, and the resilience of the economy, will be tested in the months ahead. They will prove themselves as well. We believe investors, who have displayed courage and patience during these trying times, will also prosper.

                                  Sincerely,
                                  /S/ MARIO J. GABELLI
                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

October 31, 2001


                         DIVIDEND HISTORY - COMMON STOCK
--------------------------------------------------------------------------------
PAYMENT DATE           RATE PER SHARE       REINVESTMENT PRICE
------------           --------------       ------------------
September 24, 2001         $0.200                 $10.31
June 25, 2001              $0.200                 $10.33
March 26, 2001             $0.200                 $10.10
--------------------------------------------------------------------------------
December 26, 2000          $0.700                 $ 9.80
September 25, 2000         $0.200                 $ 9.85
June 26, 2000              $0.200                 $ 9.98
March 27, 2000             $0.200                 $ 9.71
--------------------------------------------------------------------------------
December 27, 1999          $0.430                 $10.38
September 27, 1999         $0.200                 $10.86
June 28, 1999              $0.200                 $11.38
March 29, 1999             $0.200                 $11.04
--------------------------------------------------------------------------------
December 28, 1998          $0.320                 $11.49
September 28, 1998         $0.200                 $10.52
June 26, 1998              $0.200                 $11.02
March 26, 1998             $0.200                 $11.10
--------------------------------------------------------------------------------
December 26, 1997          $0.600                 $10.49
September 26, 1997         $0.120                 $10.44
June 27, 1997              $0.120                 $ 9.96


PAYMENT DATE           RATE PER SHARE       REINVESTMENT PRICE
------------           --------------       ------------------
December 27, 1996          $0.375                 $ 9.51
September 23, 1996         $0.120                 $ 9.73
June 24, 1996              $0.120                 $10.17
March 25, 1996             $0.120                 $10.41
--------------------------------------------------------------------------------
December 27, 1995          $0.750                 $10.95
September 27, 1995         $0.200                 $11.10
June 27, 1995              $0.200                 $11.21
--------------------------------------------------------------------------------
December 31, 1994          $0.900                 $10.60
December 31, 1993          $1.425                 $11.52
December 31, 1992          $0.876                 $11.45
December 31, 1991          $0.865                 $10.91
December 31, 1990          $0.490                 $10.47
June 28, 1990              $0.100                 $10.68
March 29, 1990             $0.100                 $10.55
December 29, 1989          $0.115                 $10.51
--------------------------------------------------------------------------------


                          TOP TEN CONVERTIBLE HOLDINGS
                               SEPTEMBER 30, 2001
                          -----------------------------

Waste Management Inc. (Sub. Deb. Cv., 4.00%, 02/01/02)
Standard Motor Products Inc. (Sub. Deb. Cv., 6.75%, 07/15/09)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)
CUC International Inc. (Sub. Deb. Cv., 3.00%, 02/15/02)

Citizens Communications Co. (5.00% Cv. Pfd.)
Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Sequa Corp. ($5.00 Cv. Pfd.)
Thermo Electron Corp. (Sub. Deb. Cv., 4.25%, 01/01/03)
Robbins & Myers Inc. (Sub. Deb. Cv., 6.50%, 09/01/03)
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

  PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
  ---------                                                       ------
               CONVERTIBLE CORPORATE BONDS -- 42.1%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.0%
$    800,000   Exide Corp., Sub. Deb. Cv.
                 2.90%, 12/15/05 (b) ........................  $    384,000
   9,000,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 ............................     6,097,500
                                                               ------------
                                                                  6,481,500
                                                               ------------
               AVIATION: PARTS AND SERVICES -- 4.0%
   4,711,000   Kaman Corp., Sub. Deb. Cv.
                 6.00%, 03/15/12 ............................     4,316,454
                                                               ------------
               BROADCASTING -- 0.0%
      15,000   Granite Broadcasting Corp.,
                 Sub. Deb. Cv.
                 8.88%, 05/15/08 ............................        10,275
                                                               ------------
               BUILDING AND CONSTRUCTION -- 0.0%
      40,000   Foster Wheeler Ltd.,
                 Sub. Deb. Cv.
                 6.50%, 06/01/07 (b) ........................        28,213
                                                               ------------
               BUSINESS SERVICES -- 2.1%
     900,000   BBN Corp., Sub. Deb. Cv.
                 6.00%, 04/01/12 (a) ........................       870,750
      10,000   First Data Corp., Sub. Deb. Cv.
                 2.00%, 03/01/08 ............................         9,962
   1,800,000   Trans-Lux Corp., Sub. Deb. Cv.
                 7.50%, 12/01/06 ............................     1,372,500
                                                               ------------
                                                                  2,253,212
                                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.2%
     400,000   Exodus Communications Inc.,
                 Sub. Deb. Cv.
                 5.25%, 02/15/08 (e) ........................        10,000
     350,000   QuadraMed Corp., Sub. Deb. Cv.
                 5.25%, 05/01/05 ............................       243,250
                                                               ------------
                                                                    253,250
                                                               ------------
               CONSUMER PRODUCTS -- 0.6%
   1,500,000   Pillowtex Corp., Sub. Deb. Cv.
                 6.00%, 03/15/12+ (e) .......................             0
     750,000   Standard Commercial Corp., Sub. Deb. Cv.
                 7.25%, 03/31/07 ............................       682,500
                                                               ------------
                                                                    682,500
                                                               ------------
               CONSUMER SERVICES -- 4.7%
   4,000,000   CUC International Inc., Sub. Deb. Cv.
                 3.00%, 02/15/02 ............................     3,960,000
   1,100,000   Ogden Corp., Sub. Deb. Cv.
                 6.00%, 06/01/02 ............................     1,091,750
                                                               ------------
                                                                  5,051,750
                                                               ------------

  PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
  ---------                                                       ------
               ELECTRONICS -- 2.3%
               ASM Lithography
                 Holding, Cv.
$     40,000(d)  2.50%, 04/09/05 ............................  $     13,867
      10,000(d)  2.50%, 04/09/05 (b) ........................         3,467
     200,000   Oak Industries Inc.,
                 Sub. Deb. Cv.
                 4.88%, 03/01/08 ............................       180,000
   2,400,000   Thermo Electron Corp.,
                 Sub. Deb. Cv.
                 4.25%, 01/01/03 (b) ........................     2,292,000
                                                               ------------
                                                                  2,489,334
                                                               ------------
               ENERGY AND UTILITIES -- 1.2%
     200,000   Devon Energy Corp.,
                 Sub. Deb. Cv.
                 4.95%, 08/15/08 ............................       203,000
     200,000   Friede Goldman Halter Inc.,
                 Sub. Deb. Cv.
                 4.50%, 09/15/04 ............................        39,000
   1,100,000   Moran Energy Inc.,
                 Sub. Deb. Cv.
                 8.75%, 01/15/08 ............................       988,625
                                                               ------------
                                                                  1,230,625
                                                               ------------
               ENTERTAINMENT -- 0.8%
     800,000   USA Networks Inc.,
                 Sub. Deb. Cv.
                 7.00%, 07/01/03 ............................       796,000
                                                               ------------
               ENVIRONMENTAL SERVICES -- 7.0%
   7,500,000   Waste Management Inc.,
                 Sub. Deb. Cv.
                 4.00%, 02/01/02 ............................     7,537,500
                                                               ------------
               EQUIPMENT AND SUPPLIES -- 1.9%
   1,950,000   Robbins & Myers Inc.,
                 Sub. Deb. Cv.
                 6.50%, 09/01/03                                  2,049,937
                                                               ------------
               FOOD AND BEVERAGE -- 0.0%
     110,000   Boston Chicken Inc.,
                 Sub. Deb. Cv.
                 7.75%, 05/01/04+ (e) .......................             0
     150,000   Chiquita Brands
                 International Inc., Cv.
                 7.00%, 03/28/01+ (e) .......................        41,250
                                                               ------------
                                                                     41,250
                                                               ------------
               HEALTH CARE -- 0.0%
      10,000   Inhale Therapeutic Systems,
                 Sub. Deb. Cv.
                 6.75%, 10/13/06 (b) ........................         8,712

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

  PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
  ---------                                                       ------
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               HEALTH CARE (CONTINUED)
$     10,000   Invitrogen Corp., Sub. Deb. Cv.
                 5.50%, 03/01/07 ............................  $     10,737
     150,000   Sabratek Corp.,
                 Sub. Deb. Cv.
                 Zero Cpn., 04/15/05+ (e) ...................             0
                                                               ------------
                                                                     19,449
                                                               ------------
               HOTELS AND GAMING -- 4.2%
   5,500,000   Hilton Hotels Corp.,
                 Sub. Deb. Cv.
                 5.00%, 05/15/06 ............................     4,475,625
                                                               ------------
               PAPER AND FOREST PRODUCTS -- 1.4%
     200,000   Riverwood International Corp.,
                 Sub. Deb. Cv.
                 6.75%, 09/15/03 ............................       230,890
   1,400,000   Thermo Fibertek Inc., Cv.
                 4.50%, 07/15/04 (b) ........................     1,291,500
                                                               ------------
                                                                  1,522,390
                                                               ------------
               PUBLISHING -- 1.0%
     650,000   News America Holdings Inc.,
                 Sub. Deb. Cv.
                 Zero Cpn., 03/31/02 ........................       862,445
     200,000   Times Mirror Ltd.,
                 Sub. Deb. Cv.
                 Zero Cpn., 04/15/17 ........................       104,000
      50,000   United News & Media plc,
                 Sub. Deb. Cv.
                 6.13%, 12/03/03 (c) ........................        71,292
                                                               ------------
                                                                  1,037,737
                                                               ------------
               RETAIL -- 0.3%
      60,000   Costco Companies Inc.,
                 Sub. Deb. Cv.
                 Zero Cpn., 08/19/17 ........................        48,150
     300,000   Rite Aid Corp., Sub. Deb. Cv.
                 5.25%, 09/15/02 ............................       288,375
                                                               ------------
                                                                    336,525
                                                               ------------
               SPECIALTY CHEMICALS -- 1.9%
                 IVAX Corp.,
                 Sub. Deb. Cv.
     750,000     5.50%, 05/15/07 ............................       783,750
     400,000     4.50%, 05/15/08 (b) ........................       340,500
   1,000,000   Thermo Instrument Systems Inc.,
                 Sub. Deb. Cv.
                 4.50%, 10/15/03 (b) ........................       966,250
                                                               ------------
                                                                  2,090,500
                                                               ------------

  PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
  ---------                                                       ------
               TELECOMMUNICATIONS -- 1.0%
$     80,000   Amnex Inc., Sub. Deb. Cv.
                 8.50%, 09/25/02+ (b) (e) ...................  $          0
               Bell Atlantic Corp., Cv.
      90,000     4.25%, 09/15/05 ............................        90,787
     210,000     4.25%, 09/15/05 (b) ........................       212,363
   1,200,000   NTL Inc., Sub. Deb. Cv.
                 5.75%, 12/15/09 ............................       214,500
     500,000   Rogers Communications Inc.,
                 Sub. Deb. Cv.
                 2.00%, 11/26/05 ............................       382,500
     200,000   Williams Communications Group Inc.
                 10.88%, 10/01/09 ...........................        84,000
     250,000   XO Communications Inc.,
                 Sub. Deb. Cv.
                 5.75%, 01/15/09 (b) ........................        38,125
                                                               ------------
                                                                  1,022,275
                                                               ------------
               WIRELESS COMMUNICATIONS -- 1.5%
     600,000   Nextel Communications Inc., Cv.
                 6.00%, 06/01/11 (b) ........................       361,500
               Nextel Communications Inc.,
                 Sub. Deb. Cv.
      50,000     4.75%, 07/01/07 ............................        31,813
   1,500,000     5.25%, 01/15/10 ............................       770,625
   1,000,000   United States Cellular Corp.,
                 Sub. Deb. Cv.
                 Zero Cpn., 06/15/15 ........................       468,750
                                                               ------------
                                                                  1,632,688
                                                               ------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS ............................    45,358,989
                                                               ------------
    SHARES
    --------
               CONVERTIBLE PREFERRED STOCKS -- 12.2%
               AEROSPACE -- 1.2%
      10,800   Northrop Grumman Corp.,
                 7.00% Cv. Pfd., Ser. B .....................     1,336,500
                                                               ------------
               AVIATION: PARTS AND SERVICES -- 1.3%
               Coltec Capital Trust,
      25,000     5.25% Cv. Pfd. .............................       785,950
      21,000     5.25% Cv. Pfd. (b) .........................       650,509
                                                               ------------
                                                                  1,436,459
                                                               ------------
               CABLE -- 0.2%
       1,000   MediaOne Group Inc.,
                 4.50% Cv. Pfd., Ser. D .....................        24,800
               UnitedGlobalCom Inc.,
       2,000     7.00% Cv. Pfd. (b) .........................        15,750
      17,000     7.00% Cv. Pfd., Ser. C .....................       133,875
                                                               ------------
                                                                    174,425
                                                               ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                  MARKET
   SHARES                                                         VALUE
   ------                                                         ------
               CONVERTIBLE PREFERRED STOCK S (CONTINUED)
               DIVERSIFIED INDUSTRIAL -- 0.5%
       2,000   GATX Corp.,
                 $2.50 Cv. Pfd. .............................  $    341,000
      25,000   WHX Corp.,
                 6.50% Cv. Pfd., Ser. A .....................       132,500
       6,100   WHX Corp.,
                 $3.75 Cv. Pfd., Ser. B .....................        24,705
                                                               ------------
                                                                    498,205
                                                               ------------
               ENERGY AND UTILITIES -- 0.2%
               200 KCS Energy Inc.,
                 5.00% Cv. Pfd., Ser. A .....................       235,333
       2,000   Semco Capital Trust II,
                 11.00% Cv. Pfd. ............................        23,700
                                                               ------------
                                                                    259,033
                                                               ------------
               ENTERTAINMENT -- 0.1%
       2,500   Metromedia International Group Inc.,
                 7.25% Cv. Pfd. .............................        20,625
       3,000   Six Flags Inc.,
                 7.25% Cv. Pfd. .............................        61,650
                                                               ------------
                                                                     82,275
                                                               ------------
               EQUIPMENT AND SUPPLIES -- 2.3%
      31,000   Sequa Corp.,
                 $5.00 Cv. Pfd. .............................     2,449,000
                                                               ------------
               PAPER AND FOREST PRODUCTS -- 2.4%
      65,000   Sealed Air Corp.,
                 $2.00 Cv. Pfd., Ser. A .....................     2,567,500
                                                               ------------
               TELECOMMUNICATIONS -- 4.0%
      12,000   BroadWing Inc.,
                 6.75% Cv. Pfd., Ser. B .....................       479,880
      74,500   Citizens Communications Co.,
                 5.00% Cv. Pfd. .............................     3,243,730
      12,000   Philippine Long Distance
                 Telephone Co.,
                 $3.50 Cv. Pfd., Ser. III ...................       286,200
       1,500   TCI Pacific Communications Inc.,
                 5.00% Cv. Pfd. .............................       252,563
                                                               ------------
                                                                  4,262,373
                                                               ------------
               WIRELESS COMMUNICATIONS -- 0.0%
       3,000   Loral Space & Communications Ltd.,
                 6.00% Cv. Pfd., Ser. D .....................        25,875
                                                               ------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ...........................    13,091,645
                                                               ------------

                                                                  MARKET
   SHARES                                                         VALUE
   ------                                                         ------
               COMMON STOCKS -- 6.3%
               AVIATION: PARTS AND SERVICES -- 0.2%
      18,000   Kaman Corp., Cl. A ...........................  $    238,320
                                                               ------------
               BROADCASTING -- 0.0%
      38,500   Granite Broadcasting Corp.+ ..................        53,900
                                                               ------------
               CONSUMER PRODUCTS -- 0.3%
      10,000   Ralston Purina Co. ...........................       328,000
                                                               ------------
               ENERGY AND UTILITIES -- 2.6%
       9,000   AGL Resources Inc. ...........................       179,730
       7,000   BP plc, ADR ..................................       344,190
      18,000   CH Energy Group Inc. .........................       730,800
      10,000   Conectiv Inc. ................................       235,000
         756   KCS Energy Inc. ..............................         2,669
      10,000   NiSource Inc.+ ...............................        21,200
      40,000   Northeast Utilities ..........................       749,200
      10,000   Progress Energy Inc. .........................         3,000
      10,000   RGS Energy Group Inc. ........................       387,000
       2,200   SJW Corp. ....................................       180,180
                                                               ------------
                                                                  2,832,969
                                                               ------------
               EQUIPMENT AND SUPPLIES -- 0.2%
      50,000   Fedders Corp., Cl. A .........................       167,000
                                                               ------------
               FINANCIAL SERVICES -- 2.5%
      29,000   Argonaut Group Inc. ..........................       475,310
      30,000   Heller Financial Inc., Cl. A .................     1,583,100
      20,000   Liberty Financial Companies Inc. .............       635,000
                                                               ------------
                                                                  2,693,410
                                                               ------------
               TELECOMMUNICATIONS -- 0.2%
       1,000   Philippine Long Distance
                 Telephone Co., ADR .........................         9,450
      10,000   Sprint FON Group .............................       240,100
                                                               ------------
                                                                    249,550
                                                               ------------
               WIRELESS COMMUNICATIONS -- 0.3%
      10,000   Sprint PCS Group+ ............................       262,900
          49   Winstar Communications Inc.+ .................             3
                                                               ------------
                                                                    262,903
                                                               ------------
               TOTAL COMMON STOCKS ..........................     6,826,052
                                                               ------------

  PRINCIPAL
   AMOUNT
  ---------
               U.S. GOVERNMENT OBLIGATIONS -- 39.5%
 $42,672,000   U.S. Treasury Bills,
                 1.83% to 3.63%++,
                 due 10/04/01 to 12/13/01 ...................    42,599,866
                                                               ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                  MARKET
                                                                  VALUE
                                                                  ------
  TOTAL INVESTMENTS -- 100.1%
    (Cost $112,112,587) .....................................  $107,876,552
                                                               ============

  OTHER ASSETS, LIABILITIES AND
    LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED STOCK -- (27.9)% ...................   (30,040,026)
                                                               ------------

  NET ASSETS -- COMMON STOCK -- 72.2%
    (7,924,938 common shares outstanding) ...................    77,836,526
                                                               ------------

  NET ASSETS -- PREFERRED STOCK -- 27.8%
    (1,200,000 preferred shares outstanding) ................    30,000,000
                                                               ------------

  TOTAL NET ASSETS -- 100.0% ................................  $107,836,526
                                                               ============

  NET ASSET VALUE PER COMMON SHARE
    (77,836,526 / 7,924,938 shares outstanding) .............         $9.82
                                                                      =====
                                                                  MARKET
    SHARES                                         PROCEEDS       VALUE
    ------                                         --------
  SECURITIES SOLD SHORT
      50,000   KCS Energy Inc. .................  $(476,483)    $  (176,000)
                                                                ===========

-----------------------------
               For Federal tax purposes:
               Aggregate cost ...............................  $112,112,587
                                                                ===========
               Gross unrealized appreciation ................   $ 2,178,351
               Gross unrealized depreciation ................    (6,414,386)
                                                                -----------
               Net unrealized depreciation ..................   $(4,236,035)
                                                                ===========
-----------------------------

(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the market value of Rule 144A securities amounted to $6,592,889 or 6.1% of total net assets.
(c)   Principal amount denoted in British Pounds.
(d)   Principal amount denoted in Euros.
(e)   Bond in default.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the Policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS
Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR,
  LAWRENCE HOSPITAL

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING

                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,924,938       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY 10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001

                                                                     GBFCS 09/01